Exhibit 99.1

Tableau Announces Second Quarter 2013 Financial Results

SEATTLE, Wash. – August 8, 2013 - Tableau Software (NYSE: DATA), a global leader in rapid-fire, easy-to-use business analytics software, today reported results for its second quarter ended June 30, 2013.

•	Total revenues were $49.9 million, up 71% year-over-year

•	License revenues were $33.5 million, up 66% year-over-year

•	GAAP loss per share was $0.05; Non-GAAP earnings per share were $0.01

“We are pleased with our performance in the second quarter,” said Christian Chabot, CEO and President. “We grew total revenues 71 percent from the prior year second quarter, and we added over 1,500 new customer accounts. Our business continues to experience strong momentum, as customers use Tableau’s software to turn data into revealing insights and stories.”

Financial Highlights for the Second Quarter Ended June 30, 2013

Total revenues for the second quarter of 2013 were $49.9 million, representing a 71% increase from the second quarter of 2012. License revenues were $33.5 million, representing a 66% increase from the second quarter of 2012. Maintenance and services revenues were $16.4 million, representing an 84% increase from the second quarter of 2012.

GAAP operating loss for the second quarter of 2013 was $2.3 million, compared to GAAP operating income of $2.8 million for the second quarter of 2012. GAAP net loss for the second quarter of 2013 was $2.6 million or $0.05 per diluted common share, compared to a GAAP net income of $1.1 million or $0.01 per diluted common share for the second quarter of 2012.

Non-GAAP operating income, which excludes stock-based compensation, was $1.0 million for the second quarter of 2013, compared to non-GAAP operating income of $3.9 million for the second quarter of 2012. Non-GAAP net income was $0.3 million for the second quarter of 2013, or $0.01 per diluted common share, compared to non-GAAP net income of $2.0 million, or $0.03 per diluted common share for the second quarter of 2012.

Free cash flow, which Tableau defines as net cash flow provided by operating activities less net cash used in investing activities for purchases of property and equipment, for the second quarter of 2013 was $2.1 million, compared to free cash flow of $1.9 million for the second quarter of 2012.

Recent Business Highlights

In addition to growing revenues and customer accounts, Tableau achieved other notable business milestones:

•	Launched Tableau Online, a cloud-based business intelligence product that makes it easier than ever for people to adopt Tableau’s products.

•	Held its 2013 European Customer Conference in London. The event sold out with more than twice the number of attendees from the prior year.

•	Ranked first among “High Growth” vendors in Dresner’s “Wisdom of Crowds” Business Intelligence Market Study.

•	Closed 80 sales orders of greater than $100,000 in the second quarter of 2013.

•

Appointed Scott Jones as VP, Americas Sales. Mr. Jones spent 11 years in various leadership roles at SAP where he was most recently the Chief Operations Officer of the global Database and Technology Division.

•	Announced a new program to provide complimentary software to journalists, to support the mission of journalism and provide state-of-the-art tools to journalists.

•	Named one of Austin’s 2013 Best Places to Work by the Austin Business Journal.

•	Closed an initial public offering with net proceeds of $177.0 million.

•	Joined the Russell Global Index and the Russell 3000 Index.

Conference Call and Webcast Information

In conjunction with this announcement, Tableau will host a conference call at 2:00 p.m. PT (5:00 p.m. ET) today to discuss Tableau’s second quarter 2013 financial results and the outlook for the third quarter of 2013 and full year 2013. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of Tableau’s website at http://investors.tableausoftware.com. The live call can be accessed by dialing (855) 354-1855 (U.S.) or (817) 382-5960 (outside the U.S.) and referencing passcode: 22575338. A replay of the call can also be accessed by dialing (855) 859-2056 (U.S.) or (404) 537-3406 (outside the U.S.), and referencing passcode: 22575338.

About Tableau

Tableau Software (NYSE: DATA) helps people see and understand data. Tableau helps anyone quickly analyze, visualize and share information. More than 13,500 customer accounts get rapid results with Tableau in the office and on-the-go. Tens of thousands of people use Tableau Public to share data in their blogs and websites. See how Tableau can help you by downloading the free trial at www.tableausoftware.com/trial.

Tableau and Tableau Software are trademarks of Tableau Software, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.

Forward-Looking Statements

This press release contains, and statements made during the above referenced conference call will contain, “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including regarding the company’s growth momentum and the company’s expectations regarding future revenues, expenses and net income or loss. These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by our forward-looking statements include the following: risks associated with anticipated growth in Tableau’s addressable market; competitive factors, including changes in the competitive environment, pricing changes, sales cycle time and increased competition; our ability to build and expand our direct sales efforts and reseller distribution channels; general economic and industry conditions, including expenditure trends for business intelligence and productivity tools; new product introductions and our ability to develop and deliver innovative products; our ability to provide high- quality service and support offerings; risks associated with international operations; and macro-economic conditions. These and other important risk factors are described more fully in documents filed with the Securities and Exchange Commission, including Tableau’s final prospectus from its initial public offering and other reports and filings with the Securities and Exchange Commission, and could cause actual results to vary from expectations. All information provided in this release and in the conference call is as of the date hereof and Tableau undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

Tableau believes that the use of non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP diluted earnings (loss) per share and free cash flow is helpful to its investors. These measures, which are referred to as non-GAAP financial measures, are not prepared in accordance with generally accepted accounting principles in the United States, or GAAP. Non-GAAP operating income (loss) is calculated by deducting stock-based compensation expense from operating income (loss). Non-GAAP net income (loss) is calculated by deducting stock-based compensation expense from net income (loss). Non-GAAP earnings (loss) per share (basic or diluted) is calculated by dividing non-GAAP net income (loss) by weighted average shares outstanding (basic or diluted). Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Tableau believes that providing non-GAAP financial measures that exclude stock-based compensation expense allow for more meaningful comparisons between its operating results from period to period. Free cash flow is calculated as net cash provided by operating activities less net cash used in investing activities for purchases of property and equipment. Tableau considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by its business that can be used for strategic opportunities, including investing in its business, making strategic acquisitions and strengthening its balance sheet. All of these non-GAAP financial measures are important tools for financial and operational decision making and for evaluating our own operating results over different periods of time.

Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in Tableau’s industry, as other companies in the industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Tableau’s business and an important part of the compensation provided to its employees. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate Tableau’s business.

Investor Contact:

Carolyn Bass or Jacob Moelter

Market Street Partners

415-445-3232 or 415-445-3235

tableau@marketstreetpartners.com

Press Contact:

Doreen Jarman

Tableau PR Manager

206.633.3400 x5648

djarman@tableausoftware.com

Tableau Software, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenues
License	$33,518	$20,239	$59,944	$37,695
Maintenance and services	16,366	8,877	29,958	16,106

Total revenues	49,884	29,116	89,902	53,801

Cost of revenues
License	110	93	286	149
Maintenance and services	4,236	2,406	7,610	4,021

Total costs of revenues (1)	4,346	2,499	7,896	4,170

Gross profit	45,538	26,617	82,006	49,631

Operating expenses
Sales and marketing (1)	27,565	12,983	51,237	23,560
Research and development (1)	14,135	7,493	27,076	14,218
General and administrative (1)	6,118	3,340	11,719	6,255

Total operating expenses	47,818	23,816	90,032	44,033

Operating income (loss)	(2,280)	2,801	(8,026)	5,598
Other income (expense), net	(119)	(16)	(173)	(27)

Income (loss) before income tax expense (benefit)	(2,399)	2,785	(8,199)	5,571
Income tax expense (benefit)	176	1,726	(1,589)	3,455

Net income (loss)	$(2,575)	$1,059	$(6,610)	$2,116

Net income (loss) per share attributable to common stockholders:
Basic	$(0.05)	$0.01	$(0.16)	$0.03
Diluted	$(0.05)	$0.01	$(0.16)	$0.03

Weighted average shares used to compute net income (loss) per share attributable to common stockholders
Basic	46,893	33,834	40,867	33,592
Diluted	46,893	39,789	40,867	39,450

(1) Costs and expenses include share-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(in thousands)
Cost of revenues	$105	$23	$178	$38
Sales and marketing	1,245	318	2,064	583
Research and development	1,277	488	2,312	914
General and administrative	677	276	1,249	521

	$3,304	$1,105	$5,803	$2,056

Tableau Software, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	June 30, 2013	December 31, 2012
Assets
Current assets
Cash and cash equivalents	$221,411	$39,302
Accounts receivable, net	33,423	30,752
Prepaid expenses and other current assets	4,302	2,789
Income taxes receivable	3,829	1,072
Deferred income taxes	2,250	2,246

Total current assets	265,215	76,161
Property and equipment, net	14,619	10,346
Deferred income taxes	110	66
Deposits and other non-current assets	678	419

Total assets	$280,622	$86,992

Liabilities, convertible preferred stock and stockholders’ equity
Current liabilities
Accounts payable	3,524	2,176
Accrued and other current liabilities	7,007	4,471
Accrued compensation and employee related benefits	12,986	13,170
Income taxes payable	317	129
Deferred revenue	42,431	31,984

Total current liabilities	66,265	51,930
Deferred income taxes	1,353	1,353
Deferred revenue	2,914	2,423
Other long-term liabilities	2,107	1,312

Total liabilities	72,639	57,018

Convertible preferred stock	—	20,031
Stockholders’ equity
Common stock	6	4
Additional paid-in-capital	216,382	11,698
Accumulated other comprehensive loss	(37)	(1)
Accumulated deficit	(8,368)	(1,758)

Total stockholders’ equity	207,983	9,943

Total liabilities, convertible preferred stock and stockholders’ equity	$280,622	$86,992

Tableau Software, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Operating activities
Net income (loss)	$(2,575)	$1,059	$(6,610)	$2,116
Adjustment to reconcile net income (loss) to net cash provided by operating activities:
Depreciation expense	1,396	871	2,738	1,622
Provision for doubtful accounts	11	36	29	50
Stock-based compensation expense	3,304	1,105	5,803	2,056
Excess tax benefit from stock-based compensation	(265)	—	(308)	1
Deferred income taxes	192	—	256	—
Changes in operating assets and liabilities
Accounts receivable	(5,425)	(3,484)	(2,835)	(4,956)
Prepaid expenses, deposits and other assets	(1,252)	(554)	(1,799)	(782)
Income taxes receivable	(225)	—	(2,761)	—
Deferred revenue	5,430	2,690	10,991	5,427
Accounts payable and accrued liabilities	4,697	1,526	3,949	624
Income taxes payable	159	276	199	1,815

Net cash provided by operating activities	5,447	3,525	9,652	7,973

Investing activities
Purchase of property and equipment	(3,306)	(1,637)	(6,344)	(3,236)

Net cash used in investing activities	(3,306)	(1,637)	(6,344)	(3,236)

Financing activities
Proceeds from initial public offering	176,974	—	176,974	—
Proceeds from issuance of common stock upon exercise of stock options	520	97	1,572	204
Deferred initial public offering costs	1,050	—	—	—
Excess tax benefit from stock-based compensation	265	—	308	(1)

Net cash provided by financing activities	178,809	97	178,854	203

Effect of exchange rate changes on cash and cash equivalents	(19)	—	(53)	—
Net increase in cash and cash equivalents	180,931	1,985	182,109	4,940
Cash and cash equivalents
Beginning of period	40,480	33,178	39,302	30,223

End of period	$221,411	$35,163	$221,411	$35,163

Tableau Software, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Reconciliation of operating income (loss) to non-GAAP operating income (loss):
Operating income (loss)	$(2,280)	$2,801	$(8,026)	$5,598
Excluding: Stock-based compensation expense	3,304	1,105	5,803	2,056

Non-GAAP operating income (loss)	$1,024	$3,906	$(2,223)	$7,654

Reconciliation of net income (loss) to non-GAAP net income (loss):
Net income (loss)	$(2,575)	$1,059	$(6,610)	$2,116
Excluding: Stock-based compensation expense, net of tax	2,891	966	5,118	1,794

Non-GAAP net income (loss)	$316	$2,025	$(1,492)	$3,910

Reconciliation of net income (loss) per share to non-GAAP net income (loss) per share:
GAAP net loss per share - basic	$(0.05)	$0.01	$(0.16)	$0.03
Excluding: Stock-based compensation expense, net of tax	0.06	0.03	0.13	0.05

Non-GAAP net income (loss) per share - basic	$0.01	$0.04	$(0.03)	$0.08

GAAP net loss per share - diluted	$(0.05)	$0.01	$(0.16)	$0.03
Excluding: Stock-based compensation expense, net of tax	0.06	0.02	0.13	0.05

Non-GAAP net income (loss) per share - diluted	$0.01	$0.03	$(0.03)	$0.08

Weighted average shares used in computing GAAP and Non-GAAP net income (loss) per share
Basic	46,893	33,834	40,867	33,592
Diluted	46,893	39,789	40,867	39,450

Reconciliation of cash provided by operating activities to free cash flow (non-GAAP):
Net cash provided by operating activities	$5,447	$3,525	$9,652	$7,973
Less: Purchases of property and equipment	3,306	1,637	6,344	3,236

Free cash flow (non-GAAP)	$2,141	$1,888	$3,308	$4,737